EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT dated August 21, 2002 (this "Agreement") is entered into by and between Innovative Gaming Corporation of America, a Minnesota corporation, with principal executive offices located at 333 Orville Wright Court, Las Vegas, Nevada 89119 (the "Company"), and the party named on the signature page below (the "Initial Investor").

         WHEREAS, the Company has authorized its officers to execute and deliver to one or more parties, including the Initial Investor, one or more convertible secured promissory notes in an aggregate principal amount not to exceed Five Million and No/Dollars ($5,000,000.00) (the "Notes") which are convertible into shares (the "Preferred Shares") of the Company's Series A-1 5.5% Convertible Preferred Stock, par value $0.01 per share, in a series of transactions exempt from registration under the Securities Act (as defined below) (such transactions, collectively, the "Private Placement").

         WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement dated as of August 20, 2002 between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor certain of the Notes;

         WHEREAS, the Preferred Shares are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), upon the terms of and subject to the conditions of the Company's Certificate of Designation of Series A-1 5.5% Convertible Preferred Stock (the "Certificate of Designation"); and

         WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement and consummate the transactions contemplated thereby, the Company has agreed to provide with respect to the Common Stock issued or issuable upon conversion of the Preferred Shares certain registration rights under the Securities Act.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Definitions

(a) Unless the context requires otherwise, the terms defined in this Section 1 shall have the following meanings for all purposes of this Agreement:

          (i) "Affiliate" shall have the meaning set forth in Rule 405 under the Securities Act.

          (ii)      "Claim" is defined in Section 7(c).

          (iii) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.





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          (iv)      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute, all as the same shall be in effect from time to time.

          (v) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

          (vi) "Holder" means the Initial Investor and any transferee or assignee of Registrable Securities which agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 9 hereof.

          (vii)     "Indemnified Party" is defined in Section 7(c).

          (viii)    "Indemnified Person" is defined in Section 7(a).

          (ix)      "Indemnifying Party" is defined in Section 7(c).

          (x) "Initiating Holders" means the record holder or holders of at least 30% of the Registrable Securities.

          (xi)      "Losses" is defined in Section 7(a).

          (xii)     "NASD Rules" is defined in Section 4(w).

          (xiii)    "Non-Responsive Holder" is defined in Section 5(a).

          (xiv)     "Other Shares" is defined in Section 2(f).

          (xv) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          (xvi) "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

          (xvii) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

          (xviii) "Registrable Securities" means (a) the shares of Common Stock (or any other equity securities) at any time issued or subject to issuance upon the conversion of the Preferred Shares and (b) any shares of Common Stock (or any other equity securities) issued as (or subject to issuance upon the conversion or exercise of any warrant, right or other



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                    security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (a) above; excluding, in all cases,
                    however,   any   Registrable   Securities   when  (aa)  such
                    securities shall have been sold to the public either (i) pursuant to a registration statement that has been declared effective under the Securities Act or (ii) pursuant to an exemption from such registration, (bb) such securities shall be eligible for transfer without restriction pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto) or (cc) such securities shall have ceased to be outstanding.

          (xix) "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          (xx) "Registration Period" means the period beginning on the date a registration statement is declared effective and ending on earlier of (a) such time as all of the Registrable Securities included in such registration statement have been disposed of in accordance with the intended methods of disposition by the holder or holders thereof as set forth in such registration statement or (b) 120 days after such registration statement becomes effective (provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120 day period shall be extended to a period of one year).

          (xxi)     "Requested Information" is defined in Section 5(a).

          (xxii) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute, all as the same shall be in effect from time to time.

          (xxiii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

          (b)       Certain other terms are defined elsewhere in this Agreement.

          (c)       All  capitalized  terms used and not defined herein have the
                    meanings  assigned  to  them  in  the  Securities   Purchase
                    Agreement.

2.       Demand Registration




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          (a) Request for  Registration.  If the Company  shall receive from the
Initiating Holders a written request that the Company effect a registration with respect to all or any part of the Registrable Securities, the Company will:

          (i) within ten days of receipt thereof, give written notice of the proposed registration to all other Holders; and

          (ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after such written notice from the Company is delivered, as promptly as possible.

          (b) Exceptions to Requirement to Effect Registration. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2(a):

          (i) As to more than two such registrations per year (counting for these purposes only (A) registrations which have been declared or ordered effective and pursuant to which securities have been sold and (B) registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to
                    Section 6 except in cases where such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2(a));

          (ii) If the Company delivers written notice to all Holders within 30 days of a request for registration pursuant to this
                    Section 2(a) that the Company intends to file for an public offering of shares of its Common Stock within 90 days of such written notice (in which case the Company shall afford all Holders their rights pursuant to Section 3 with respect to such offering); or

          (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2(g).

          (c) Registration Statement. Subject to Section 2(b), the Company shall file a registration statement covering the Registrable Securities requested to be registered as soon as practicable, and in any event within 60 days after receipt of the request or requests of the Initiating Holders.

          (d) Inclusion of Other Securities. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 2(e) and 2(f), include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company. If the Company shall



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request  inclusion in any  registration  pursuant to Section 2(a) of  securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to Section 2(a), the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2.

          (e) Underwriting. The Initiating Holders may elect that the offering shall be underwritten by an underwriter or underwriters selected by a majority-in-interest of the Initiating Holders and reasonably acceptable to the Company. The Company shall (together with all Holders and other Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company, and the right of any Person (including any Holder) to registration pursuant to this Section 2 shall be conditioned upon such Person's participation in such underwriting and the inclusion of such Person's securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Person with respect to such participation and inclusion) to the extent provided herein. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. If shares are so withdrawn when the number of shares to be included in such registration had previously been reduced as provided in Section 2(f), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion.

          (f) Priority on Demand Registration. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten, and the number of shares to be included in the underwriting or registration shall be allocated (i) first among all Holders thereof (including Initiating Holders) and all other holders of Common Shares of the Company issued or issuable, directly or indirectly, on conversion of Notes issued in the Private Placement in proportion (as nearly as practicable) to the amount of Registrable Securities or other Common Shares of the Company held by each such holder and (ii) second to any other Common Shares of the Company (including Common Shares issued or issuable upon conversion of shares of any currently unissued series of preferred stock of the Company) or other securities of the Company (the "Other Shares"). The Other Shares shall be excluded until the aggregate number of shares of Registrable Securities requested for inclusion may be included in such registration.

          (g) Registrations on Form S-3. At any time at which the Company qualifies for the use of Form S-3, in addition to the rights contained in Sections 2(a) and 3, Initiating Holders shall have the right to request registrations on Form S-3 or any similar short form registration (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such




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shares by such Holder or Holders) up to four times per year (which  number shall be increase to five or six, as the case may be, if the Company elects to any registration demands made pursuant to Section 2(a) be subject to this Section 2(g) as provided in Section 2(b)(iii)). The provisions of Sections 2(a) and 2(c) and the allocation provision of clause (i) of Section 2(f) shall apply to any registration on Form S-3 pursuant to this Section 2(g); the relevant provisions of Section 2(e) shall also apply if the registration is for an underwritten offering.

3.       Company Registration

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders (other than pursuant to Sections 2), other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction covered by Rule 145 under the Securities Act (or any successor thereto), the Company will:

          (i)       promptly give to each Holder written notice thereof; and

          (ii) use its reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3(c) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within 20 days after the written notice from the Company described in clause (i) above is delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If any Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration had previously been reduced pursuant to Section 3(c), the Company shall then offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion in accordance with Section 3(c).

          (c) Priority on Company Registrations. Notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number




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of shares to be underwritten, the representative may limit or exclude the amount
of  securities  (including  Registrable   Securities)  to  be  included  in  the
registration by the Company's stockholders (including the Holders), provided that (i) first, (A) if the Company initiated the registration to cover the offer and sale of securities for its own account, the securities the Company proposes to sell shall be included, or (B) if the Company initiated the registration to cover the offer and sale of securities for the account of any of its security holders, the securities to be sold by such security holders shall be included (provided, that all holders of Common Shares of the Company issued or issuable, directly or indirectly, on conversion of Notes issued in the Private Placement, including all Holders, shall all be treated together for purposes of this clause
(i)(B)), (ii) second, the Registrable Securities requested to be included in the registration shall be included, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities held by each such Holder and all other holders of Common Shares of the Company issued or issuable, directly or indirectly, on conversion of Notes issued in the Private Placement and (iii) third, Other Shares shall be included, pro rata among the holders of such Other Shares on the basis of the number of Other Shares held by each such holder.

4.       Obligations of the Company

         If and whenever the Company is required by the provisions of Section 2 or Section 3 to effect a registration of Registrable Securities under the Securities Act, the Company shall, as promptly as possible and as provided in such Section:

          (a) In the case of a demand registration pursuant to Section 2, prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and use its best efforts to cause such registration statement to become effective.

          (b) As far in advance as practical before filing any registration statement or any amendment thereto and the distribution or delivery of any prospectus (including any supplements thereto), furnish each Holder with copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such Holder shall have the opportunity to object to any information pertaining solely to such Holder that is contained therein and the Company shall make the corrections reasonably requested by such Holder with respect to such information prior to filing such registration statement or amendment.

          (c) Permit any Holder that, in its judgment exercised in reasonable good faith, might be deemed to be a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing relating to such Holder or its plan of distribution, which in the reasonable judgment of the Holder and its counsel should be included

          (d) Prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included in such registration



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statement, in accordance with the intended methods of disposition thereof, until the end of the Registration Period.

          (e) Take all lawful action such that each of (i) the registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (ii) the prospectus forming part of the registration statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) Furnish to each Holder whose Registrable Securities are included in the registration statement and its legal counsel identified to the Company,
(i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the registration statement, each prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the prospectus and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          (g) Use its best efforts to (i) register or qualify the Registrable Securities covered by the registration statement under such securities or "blue sky" laws of such jurisdictions as the Holders who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 4(g), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction except as may be required by the Securities Act.

          (h) As promptly as practicable after becoming aware of such event, notify each Holder of the occurrence of any event, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the registration statement and supplement to the prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request.

          (i) Notify the Holders of Registrable Securities and the underwriters, if any, of the following events and (if requested by any such persons) confirm such notification in writing: (i) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective



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amendment  thereto  and,  with  respect  to the  registration  statement  or any post-effective amendment thereto, the declaration of the effectiveness of such document; (ii) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;
(iii) the issuance or threat of issuance by the Commission of any stop order or other suspension of the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

          (j) Take all  lawful  action  (i) to  prevent  the  entry of any order suspending the effectiveness of the registration statement, suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction and (ii) in the event of the issuance of any such stop, to obtain the withdrawal, recession or removal of such order.

          (k) Cause all the Registrable Securities covered by the registration statement to be listed, upon official notice of issuance, on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included.

          (l) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the registration statement.

          (m) Cooperate with each Holder of Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holder reasonably may request and registered in such names as the Holder may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel.

          (n) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary under the circumstances.

          (o) Use its best efforts to comply with all applicable rules and regulations of the Commission.

          (p) Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder

(including, at the option of the Company, Rule 158).

          (q) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the registration statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment.

          (r) Make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the registration statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of the Holders.

          (s) In connection with any underwritten offering, enter into and perform its obligations under an underwriting agreement reasonably in usual and customary form with respect to such underwriting.

          (t) If such securities are being sold through underwriters, furnish, at the request of any such underwriter and on the date that such Registrable Securities are delivered to the underwriters for sale, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to such underwriters, addressed to the underwriters and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to such underwriters, addressed to the underwriters.

          (u) If such  securities are being sold in a  registration  pursuant to
Section 2 but are not being sold through underwriters, furnish, at the request of any Holder requesting registration of Registrable Securities and on the date the registration statement with respect to such securities becomes effective,
(i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in connection with such offerings and reasonably satisfactory to a majority-in-interest of the Holders of Registrable Securities requesting registration, addressed to the Holders requesting such opinion and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in connection with such offerings and reasonably satisfactory to a majority-in-interest of the Holders of Registrable Securities requesting registration, addressed to the Holders requesting such letter.

          (v) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any.

          (w) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the registration statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7(a) hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

5.       Obligations of the Holders

          In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete a registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least seven days prior to the first anticipated filing date of the relevant registration statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the "Requested Information") if such Holder elects to have any of its Registrable Securities included in such registration statement. If at least two business days prior to the anticipated filing date the Company has not received the Requested Information from a Holder (a "Non-Responsive Holder"), then the Company may file such registration statement without including Registrable Securities of such Non-Responsive Holder and have no further obligations to the Non-Responsive Holder with respect to such registration statement.

          (b) Each Holder agrees that, upon receipt of any notice from the Company (i) of the occurrence of any event of the kind described in Section 4(h) or (ii) the issuance by the Commission of any stop order or other suspension of the effectiveness of the registration statement, it shall (x) immediately discontinue its disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until (A) such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by 4(h) and/or (B) the withdrawal, recession or removal of such stop order or other suspension of effectiveness and (y) , if so directed by the Company, deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.       Expenses of Registration

          All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2 and 3 shall be borne by the Company; provided, however, that, with respect to any registration proceeding begun pursuant to Section 2(a) or 2(g), if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, the Holders of such a majority may elect to have the participating Holders bear such expenses. All Selling Expenses relating to securities registered pursuant to Sections 2 and 3 (together with any Registration Expenses elected to be borne by the participating Holders pursuant to the preceding sentence) shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

7.       Indemnification and Contribution

          (a) The Company shall indemnify and hold harmless each Holder and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective partners, stockholders, officers and directors and each Person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as a "Indemnified Person") from and against any losses, claims, damages, expenses or liabilities, joint or several (collectively, "Losses"), to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any state securities law in connection with the offering covered by such registration statement; and the Company hereby agrees to reimburse each such Indemnified Person for all reasonable legal and other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 4(h), the use by the Indemnified Person of an outdated or defective prospectus after the Company has provided to such Indemnified Person an updated prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

          (b) Each Holder agrees, as a consequence of the inclusion of any of its Registrable Securities in a registration statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any Person who, with his or her consent, is named in the registration statement as a director nominee of the Company), its officers who sign any registration statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any Losses to which the Company or such other Persons may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein; provided, however, that no Holder or underwriter shall be liable under this Section 7(b) for any amount in excess of the net proceeds paid to such Holder or underwriter in respect of shares sold by it, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by a party seeking indemnification pursuant to this Section 7 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 7 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x),
(y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an Indemnified Person under
Section 7(a) or Section 7(b) in respect of any Losses (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the Losses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders and any underwriters in this Section 7(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) Notwithstanding any other provision of this Section 7, in no event shall any (i) Holder be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) and
(ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it.

          (f) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 7 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

          (g) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control, unless such underwriting agreement does not specifically provide for indemnification between the Company and the Holders.

8.       Reporting

          (a) With a view to making available to the Holders the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts to:

          (i)       comply with the provisions of paragraph (c) (1) of Rule 144;

          (ii) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144; and

          (iii) so long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          (b) Eligibility For Use Of Form S-3. The Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. The Company agrees that at such time as it meets all the requirements for the use of Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

9.       Assignment

         The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by any Holder to any permitted transferee of all or any portion of such Registrable Securities (or all or any portion of any Preferred Shares which are convertible into Registrable Securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

10.      Amendment and Waiver

         Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) Holders who hold 75% of the Registrable Securities and (iii) if any principal or interest remains unpaid on any of the Notes, the holders of 75% of the aggregate principal amount of the Notes that are then unpaid (provided, that any amendment to the provisions with respect to the treatment of all persons holding Common Shares issued or issuable, directly or indirectly, on conversion of Notes issued in the Private Placement shall require the written consent of the holders of 75% of such Common Shares that are "Registrable Securities" under the terms of the respective holders' registration rights agreements with the Company, all of which are in the same form as this Agreement). Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.

11.      Other Registration Rights Agreements

          (a) Other than entering into other agreements in the same form as this Agreement with other purchasers of Notes in the Private Placement, the Company shall not on or after the date of this Agreement enter into any agreement with any holder or prospective holder of any securities of the Company that (i) gives such holder or prospective holder any registration rights with respect to any securities of the Company or (ii) is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (b) Other than other agreements in the same form as this Agreement entered into with other purchasers of Notes in the Private Placement, the Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any registration statement filed pursuant hereto.

12.      Miscellaneous

          (a) A person or entity shall be deemed to be a Holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall (1) be in writing and shall be delivered personally, by certified mail (postage prepaid), by a nationally recognized overnight courier service, or by electronic mail or facsimile transmission, and (2) and shall be deemed given when so delivered personally, if mailed, three (3) days after the date of deposit in the United States mails, when delivered by overnight courier service, or, if transmitted electronically or by facsimile, upon receipt of electronic confirmation of transmission, as follows::

          (i)     if to the Company, to:

                  Innovative Gaming Corporation of America
                  333 Orville Wright Court
                  Las Vegas, Nevada  89119
                  Attention: Loren A. Piel, General Counsel
                  (702) 614-7199
                  (703) 614-7114 (Fax)

                  with a copy to:

                  Maslon Edelman Borman & Brand, LLP
                  3300 Wells Fargo Center
                  90 South Seventh Street
                  Minneapolis, Minnesota  55402
                  Attention:  Douglas T. Holod, Esq.
                  (612) 672-8200
                  (612) 672-8397 (Fax)

          (ii) if to any Holder, at such address as such Holder shall have provided in writing to the Company.

The Company or any Holder may change the foregoing address by notice given pursuant to this Section 12(b).



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

          (c) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all which counterparts when so executed shall together constitute one and the same instrument. A facsimile or digital transmission of this signed Agreement shall be legal and binding on all parties hereto.

          (d) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (e) This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the parties. No amendment, supplement, modification, or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (f) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, without regard to the conflicts-of-law principles of such state. Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of Minneapolis or the state courts of the State of Minnesota sitting in the City of Minneapolis in connection with any dispute arising under this Agreement. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by certified or registered airmail at its address specified in Section 12(b). Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (g) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (h) Subject to the requirements of Section 9, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (i) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          (j) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (k) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, or any delay in such performance could result in direct damages to the Holders and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by such failure or delay.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                INNOVATIVE GAMING CORPORATION OF AMERICA



                                By:_____________________________________________
                                Name:
                                Title:


                                Initial Investor

                                By:_____________________________________________





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